Quarterly Holdings Report
for
Fidelity Asset Manager® 60%
June 30, 2024
SAN-NPRT3-0824
1.849912.116
Equity Central Funds - 63.9%
	Shares	Value ($)
Fidelity Commodity Strategy Central Fund (a)	193,615	17,984,907
Fidelity Emerging Markets Equity Central Fund (a)	1,454,103	317,590,690
Fidelity International Equity Central Fund (a)	6,449,327	677,437,301
Fidelity Real Estate Equity Central Fund (a)	131,020	16,617,216
Fidelity U.S. Equity Central Fund (a)	12,024,591	1,644,002,032
TOTAL EQUITY CENTRAL FUNDS (Cost $1,540,154,242)		2,673,632,146

Fixed-Income Central Funds - 32.9%
	Shares	Value ($)
High Yield Fixed-Income Funds - 2.2%
Fidelity Emerging Markets Debt Local Currency Central Fund (a)	351,454	30,274,282
Fidelity Floating Rate Central Fund (a)	316,099	30,968,209
Fidelity High Income Central Fund (a)	294,148	30,711,972
TOTAL HIGH YIELD FIXED-INCOME FUNDS		91,954,463
Investment Grade Fixed-Income Funds - 30.7%
Fidelity Inflation-Protected Bond Index Central Fund (a)	690,201	61,704,002
Fidelity International Credit Central Fund (a)	128,429	10,368,075
Fidelity Investment Grade Bond Central Fund (a)	12,513,176	1,211,776,008
TOTAL INVESTMENT GRADE FIXED-INCOME FUNDS		1,283,848,085
TOTAL FIXED-INCOME CENTRAL FUNDS (Cost $1,477,947,157)		1,375,802,548

Money Market Central Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (b)	29,934,269	29,940,256
Fidelity Securities Lending Cash Central Fund 5.38% (b)(c)	4,413,309	4,413,750
TOTAL MONEY MARKET CENTRAL FUNDS (Cost $34,354,006)		34,354,006

U.S. Treasury Obligations - 0.1%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/19/24 (e) (Cost $3,272,693)	3,290,000	3,272,736

Investment Companies - 2.4%
	Shares	Value ($)
Fidelity Enhanced Mid Cap ETF (f)	343,680	10,121,376
Fidelity Hedged Equity ETF (f)	2,072,170	53,608,490
iShares 20+ Year Treasury Bond ETF	227,021	20,835,987
iShares Russell 2000 ETF (g)	74,161	15,046,525
TOTAL INVESTMENT COMPANIES (Cost $100,121,482)		99,612,378

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $3,155,849,580)	4,186,673,814
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(6,184,619)
NET ASSETS - 100.0%	4,180,489,195

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	192	Sep 2024	22,494,720	120,455	120,455

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	238	Sep 2024	65,705,850	(210,878)	(210,878)
ICE MSCI Emerging Markets Index Contracts (United States)	305	Sep 2024	16,595,050	(44,596)	(44,596)

TOTAL SOLD					(255,474)

TOTAL FUTURES CONTRACTS					(135,019)
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
The notional amount of futures sold as a percentage of Net Assets is 2.0%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,272,736.
(f)	Affiliated Fund
(g)	Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	40,386,520	202,471,366	212,917,646	1,368,581	16	-	29,940,256	0.1%
Fidelity Commodity Strategy Central Fund	18,588,270	1,228,272	1,535,568	356,373	(121,299)	(174,768)	17,984,907	7.8%
Fidelity Emerging Markets Debt Central Fund	8,524,296	1,529,719	10,615,456	325,602	(1,607,730)	2,169,171	-	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	29,479,528	2,273,485	658,162	2,273,485	(110,297)	(710,272)	30,274,282	11.7%
Fidelity Emerging Markets Equity Central Fund	277,474,909	15,953,717	20,583,153	4,235,870	(1,453,881)	46,199,098	317,590,690	13.1%
Fidelity Floating Rate Central Fund	40,521,596	4,156,710	13,721,862	2,591,481	(172,482)	184,247	30,968,209	2.1%
Fidelity Hedged Equity Central Fund	48,038,169	528,945	57,182,046	528,945	8,489,754	125,178	-	0.0%
Fidelity High Income Central Fund	19,320,907	12,694,694	1,971,251	1,422,395	(213)	667,835	30,711,972	2.3%
Fidelity Inflation-Protected Bond Index Central Fund	57,043,055	27,728,984	23,890,268	2,669,709	(2,523,659)	3,345,890	61,704,002	14.6%
Fidelity International Credit Central Fund	19,287,389	1,364,826	11,361,352	623,592	(2,032,157)	3,109,369	10,368,075	11.3%
Fidelity International Equity Central Fund	579,372,171	42,829,052	52,163,672	13,227,829	(1,316,381)	108,716,131	677,437,301	12.6%
Fidelity Investment Grade Bond Central Fund	1,105,575,307	167,709,968	98,874,971	37,461,705	(5,230,070)	42,595,774	1,211,776,008	3.0%
Fidelity Real Estate Equity Central Fund	14,992,261	1,236,637	1,535,530	364,777	(28,185)	1,952,033	16,617,216	1.7%
Fidelity Securities Lending Cash Central Fund 5.38%	22,272,050	332,888,617	350,746,917	9,251	-	-	4,413,750	0.0%
Fidelity U.S. Equity Central Fund	1,369,786,584	153,689,133	127,855,288	86,621,393	13,527,444	234,854,159	1,644,002,032	8.5%
Total	3,650,663,012	968,284,125	985,613,142	154,080,988	7,420,860	443,033,845	4,083,788,700

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Enhanced Mid Cap ETF	-	10,339,166	-	26,463	-	(217,790)	10,121,376
Fidelity Hedged Equity ETF	-	54,137,072	1,843,885	62,165	(13,165)	1,328,468	53,608,490
Fidelity Low Volatility Factor ETF	-	38,490,237	39,817,296	114,541	1,327,059	-	-
	-	102,966,475	41,661,181	203,169	1,313,894	1,110,678	63,729,866

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.